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                                                                    Exhibit 99.4


                            BAKER HUGHES INCORPORATED

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of Baker Hughes Incorporated (the "Company") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Michael E. Wiley, Chief Executive Officer of the Company, and G. Stephen Finley, the Chief Financial Officer of the Company, each of the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (i) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         (ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         This Certification is given to the knowledge of the undersigned.



                                     /s/        Michael E. Wiley
                                     ------------------------------------------
                                     Name:      Michael E. Wiley
                                     Title:     Chief Executive Officer
                                     Date:      August 14, 2002



                                     /s/        G. Stephen Finley
                                     ------------------------------------------
                                     Name:      G. Stephen Finley
                                     Title:     Chief Financial Officer
                                     Date:      August 14, 2002